UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 3, 2014

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
301 Binney Street Cambridge, Massachusetts		02142

(Address of principal executive offices)		(Zip code)

(617) 621-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 3, 2014, the Board of Directors (the “Board”) of Ironwood Pharmaceuticals, Inc. (the “Company”) elected Douglas E. Williams, Ph.D., as a Class II director.  Dr. Williams’s term will expire at the Company’s 2015 annual meeting of stockholders. Dr. Williams has been appointed to the Governance and Nominating Committee of the Board.

Consistent with the Company’s other non-employee directors, Dr. Williams is participating in the Company’s Director Compensation Plan, which became effective January 1, 2014 (the “Plan”).  In connection with his appointment and pursuant to the Plan, Dr. Williams was granted a restricted stock award of 19,778 shares of the Company’s Class A common stock effective June 3, 2014. The forfeiture rights for such shares will lapse on each date set forth below, provided that Dr. Williams continues to serve as a member of the Board on such date:

Date	Percent of Granted Shares No Longer Subject to Forfeiture
September 3, 2014	25%
December 3, 2014	50%
March 3, 2015	75%
The day immediately preceding the Company’s 2015 annual meeting of stockholders	100%

In addition, the Company has entered into an indemnification agreement with Dr. Williams, the terms of which are consistent with the form of indemnification agreement described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2014 in connection with the Company’s 2014 annual meeting of stockholders, such description being incorporated herein by reference.

There is no arrangement or understanding between Dr. Williams and any other person pursuant to which Dr. Williams was selected as a director. Dr. Williams is not, and has not been since January 1, 2013, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The full text of the press release issued in connection with the announcement of Dr. Williams’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated June 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: June 4, 2014	By:	/s/ Halley E. Gilbert
		Name:	Halley E. Gilbert
		Title:	Senior Vice President, Chief
Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated June 4, 2014